Exhibit 32.2
Certification of Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350, as adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 (the “Report”) of MCG Capital Corporation (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Keith Kennedy, the Chief Financial Officer of the Registrant, hereby certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350 that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ KEITH KENNEDY
Name:	Keith Kennedy
Title:	Chief Financial Officer
Date	July 30, 2013